Execution Version July 26, 2022 FF Aventuras SPV XI, LLC FF Adventures SPV XVIII LLC FF Ventures SPV IX LLC FF Venturas SPV X LLC c/o ATW Partners LLP 17 State Street, #1600 New York, New York 10004 Attn: Kerry Propper Re: Extension of Maturity Date Dear Mr. Propper: Reference is made to the following instruments of indebtedness (collectively, the “Notes”) issued by Faraday Future Intelligent Electric Inc. (the “Company”) to the above referenced lenders (collectively as listed above and shown below, the “Investors”): 1. Original Issue Discount Convertible Note issued to FF Aventuras SPV XI, LLC on August 10, 2021 in the original principal amount of $7,000,000; 2. Original Issue Discount Convertible Note issued to FF Venturas SPV X LLC on August 10, 2021 in the original principal amount of $11,250,000; 3. Original Issue Discount Convertible Note issued to FF Ventures SPV IX LLC on August 10, 2021 in the original principal amount of $15,666,667 (collectively Notes 1-3, the “OID Notes”); 4. Subordinated Intermediate Last Out Promissory Note issued to FF Adventures SPV XVIII LLC on June 9, 2021 in the original principal amount of $20,000,000; and 5. Subordinated Intermediate Last Out Promissory Note issued to FF Adventures SPV XVIII LLC on June 9, 2021 in the original principal amount of $20,000,000 (collectively Notes 4-5, the “Last Out Notes”). Defined Terms. Capitalized terms that are not otherwise defined herein have the meanings given to such terms in the OID Notes. Amendments. In consideration for your agreement to extend the Maturity Date (as defined in each of the Notes) to October 31, 2026, or such earlier date as the Notes are required to be repaid as provided pursuant to the terms of each applicable Note (as amended hereby), and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree to amend the Notes as follows: A. In respect of each of the Notes, Section 1 is hereby amended to add or restate, as applicable, the following new or existing definitions:

2 “Equity Conditions” means, during the period in question, (a) the Company shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the [Holder/Purchaser], if any, (b) the Company shall have paid all liquidated damages and other amounts owing to the [Holder/Purchaser] in respect of this Note, (c)(i) there is an effective Registration Statement pursuant to which the [Holder/Purchaser] is permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable pursuant to the Notes (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future) or (ii) all of the Conversion Shares issuable pursuant to the Notes may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions (and the Company believes, in good faith, that such eligibility will continue uninterrupted for the foreseeable future), (d) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Notes are listed or quoted for trading on such Trading Market (and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (e) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares then issuable pursuant to the Note, (f) there is no existing Event of Default and no existing event which, with the passage of time or the giving of notice, would constitute an Event of Default, including but not limited to a [Bankruptcy Event/bankruptcy or liquidation of the Company] (g) the issuance of the shares upon conversion in full of the Note to the [Holder/Purchaser] would not violate the limitations set forth in Section 4(d), (h) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated, (i) the applicable [Holder/Purchaser] is not in possession of any information provided by the Company, any of its Subsidiaries, or any of their officers, directors, employees, agents or Affiliates, that constitutes, or may constitute, material non- public information and (j) the issuance of shares of Common Stock in question will not result in a violation of the listing standards of the Nasdaq Stock Market LLC.” “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).” ““VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the per share daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) as displayed under the heading “Bloomberg VWAP” on Bloomberg page “FFIE US <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time) on such trading day, (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable and (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported. If such volume- weighted average price is unavailable, the market value of one share of our common stock on

3 such trading day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Issuer.”” B. In respect of each of the OID Notes, Section 4(b) is hereby amended and restated as follows: “Conversion Price. The conversion price in effect on any Conversion Date shall be the lesser of (x) $10, (y) 95% of the VWAPs during 30 Trading Days immediately prior to the applicable Conversion Date and (z) the lowest effective price per share of Common Stock (or equivalents) issued or issuable by the Company in any financing of debt or equity after July 26, 2022, both subject to adjustment as set forth in Section 5 hereof (“Set Price”); provided, however, during the period commencing on July 26, 2022 and ending on December 30, 2022 (“Share Amortization Period”), the Conversion Price shall be the lesser of (i) the Set Price, and (ii) 92% of the lowest of the VWAPs during the 7 Trading Days immediately prior to the applicable Conversion Date.” C. In respect of each of the Last Out Notes, Section 4(b) is hereby amended and restated as follows: “Conversion Price. Subject to adjustment in accordance with the terms set forth herein, the conversion price (the “Conversion Price”) in effect on any Conversion Date shall be equal to the lesser of (x) $10, (y) 95% of the VWAPs during the 30 Trading Days immediately prior to the applicable Conversion Date and (z) the lowest effective price per share of Common Stock (or equivalents) issued or issuable by the Company in any financing of debt or equity after July 26, 2022 (“Set Price”); provided, however, during the period commencing on July 26, 2022 and ending on December 30, 2022 (“Share Amortization Period”), the Conversion Price shall be the lesser of (i) the Set Price, and (ii) 92% of the lowest of the VWAPs during the 7 Trading Days immediately prior to the applicable Conversion Date.” D. In respect of each of the Notes, the following provision is added to the end of Section 4 (bracketed language modified as applicable): “Forced Conversion. Notwithstanding anything herein to the contrary, on or after December 31, 2022, the Company may deliver a written notice to the [Holder/Purchaser] (a “Forced Conversion Notice” and the date such notice is delivered to the [Holder/Purchaser], the “Forced Conversion Notice Date”) to cause the [Holder/Purchaser] to convert all or part of up to, in the aggregate among all of the Notes (as defined in that certain letter agreement dated July 26, 2022), up to $35 million principal amount of the Notes less any principal amount of the Notes voluntarily converted by the [Holder/Purchaser] following the date hereof, it being agreed that the “Conversion Date” for purposes of this provision shall be deemed to occur on the second Trading Day following the Forced Conversion Notice Date (such third Trading Day, the “Forced Conversion Date”). For purposes of clarification, if the holders of the Notes have converted, in the aggregate among all Notes, principal amounts of Notes $35 million from July 26, 2022 until December 30, 2022, none of the remaining principal amount of this Note may be subject to a Forced Conversion Notice. The Company may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Company shall not be effective, unless all of the Equity Conditions are met (unless waived in writing by the [Holder/Purchaser]) from and after each day commencing on the Forced Conversion Notice Date until the second Trading

4 Day following the Forced Conversion Date; provided that if the Equity Conditions are not met (unless waived in writing by the [Holder/Purchaser]) during the period from August 1, 2022 (provided that the Company shall be permitted in its sole and absolute discretion to extend such date to August 8, 2022 upon written notice to the Investors) until December 30, 2022 (the “Forced Conversion Reference Period”) after written notice is provided by [Holder/Purchaser] to the Company specifying such failure (which written notice shall be provided by [Holder/Purchaser] to the Company as promptly as practicable after [Holder/Purchaser] becomes aware of such failure), then the abovementioned reference to December 31, 2022 shall be extended by the number of days that such Equity Conditions were not met during the Forced Conversion Reference Period and the subsequent period thereafter until such time that there has been 145 days (including not less than 99 Trading Days) since the commencement of the Forced Conversion Reference Period that the Equity Conditions are met. Subject to the foregoing, the Company may elect the principal amount of OID Notes and/or Last Out Notes to be subject to a Forced Conversion or any other conversion; provided that any Forced Conversion or other conversion shall be applied ratably to all Notes to which such Forced Conversion or other conversion will apply based on their respective initial principal amount of such Notes to all Notes of such class. For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 4, including, without limitation, the provision requiring payment of liquidated damages and limitations on conversions, including the Beneficial Ownership Limitation. E. Compliance with Listing Standards. Notwithstanding anything to the contrary in the Notes, in no event shall the application of any of the provisions set forth herein, including without limitation those set forth above in Paragraphs B. and C., result in the Notes, in the aggregate, becoming convertible into shares of Common Stock in violation of the listing standards of the Nasdaq Stock Market LLC. F. Section 2.1.1.(e)(z) of that certain Second Amended and Restated Note Purchase Agreement (as amended, the “Note Purchase Agreement”) dated as of October 9, 2020 (as amended by each of the First Amendment to Second Amendment and Restated Note Purchase Agreement, dated as of January 13, 2021, the Second Amendment and Waiver to Second Amended and Restated Note Purchase Agreement, dated as of March 1, 2021 and Joinder and Third Amendment to Second Amended and Restated Note Purchase Agreement dated as of June 9, 2021), as it relates to the issuance of FF Subordinated Intermediate Last Out Optional Notes (as defined in the Note Purchase Agreement), is hereby amended such that in all references to dates by which the Investor has the right to exercise for such additional FF Subordinated Intermediate Last Out Optional Notes, such dates shall be extended to July 20, 2023. G. Notwithstanding anything herein to the contrary, interest shall accrue on the Notes at 10% per annum following February 10, 2023 (i.e. the extension of the Maturity Dates from December 9, 2022 and February 10, 2023, as applicable, to October 31, 2026 as agreed herein does not also defer the accrual of interest thereof to the new Maturity Dates). Security Interest. Within 45 days of the Collateral Trigger Date (as defined below), the

5 Company and the Investors will enter into a security agreement to secure the obligations under the Notes with a junior lien on substantially all of the assets that secure the Tranche A Facility (as defined below). The security agreement shall be in customary form and substance and reasonably acceptable to the parties and in any event shall be substantially identical to the security agreement that secures the Tranche A Facility; provided that (i) the security interest securing the obligations under the Notes shall be junior in priority to the security interest securing the First Priority Debt (as defined below) pursuant to an intercreditor agreement in customary form and substance and reasonably acceptable to the parties and (ii) the terms of the Notes, such security agreement or such intercreditor agreement shall in no way restrict (x) the amount of additional First Priority Debt permitted to be incurred by the Company and its Subsidiaries, (y) the amount of any additional debt secured on a pari passu or junior basis with the Notes or any unsecured debt or (z) any DIP Financing (as defined below). The parties shall negotiate such security agreement and intercreditor agreement in good faith and effect such security interest as promptly as practicable after the Collateral Trigger Date. For purposes hereof, (a) the “Collateral Trigger Date” shall mean the date on which at least $50,000,000 in senior secured convertible term loans have been funded to the Company by the Investors or their affiliates under the “Tranche A Loans” facility currently under negotiation among the Company and the Investors (the “Tranche A Facility”) (which funding by the Investors or their affiliates is conditioned upon the Company obtaining binding commitments for at least $100,000,000 in additional financing), subject to agreement by the Company and the Investors on the terms of such Tranche A Facility and (b) “First Priority Debt” shall mean the Tranche A Facility, the “Tranche B Loans” contemplated thereby, any additional secured indebtedness issued by the Company in compliance with the right of first offer to be set forth in the Tranche A Facility, and any other debt permitted to be incurred on a first priority basis pursuant to either of the foregoing. Reporting Obligations. The Investors agree that, upon the initial funding under the Tranche A Facility, all reporting and notice requirements applicable to any Notes under Sections 7.1.2 and 7.1.3 of the Note Purchase Agreement shall automatically deemed to be amended in a manner consistent with, and in no way requiring anything beyond, the corresponding provisions of the definitive documentation for the Tranche A Facility, mutatis mutandis. Public Information. Until the time that the Notes are no longer outstanding, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. If while the Notes are outstanding the Company is not then subject to the reporting requirements of the Exchange Act, the Company shall, to the extent permitted by applicable law and the rules and regulations of the Commission, voluntarily file all such reports with the Commission containing the information, and within the time periods (giving effect to applicable grace periods), required by the Exchange Act as though the Company had been required to file such reports under the Exchange Act. At any time after the date hereof and ending at such time that none of the Notes remain outstanding, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, in addition to such Investor’s other available remedies, the Company shall pay to the Investors, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Notes, an amount in cash equal to one percent (1.0%) of the aggregate principal amount of such Investor’s Notes on the day of a Public Information Failure and on every thirtieth (30th) day (pro-rated for periods totaling less than thirty days) thereafter until the date such Public Information Failure is cured. The payments to which a Investor shall be entitled pursuant to this Section 4.3(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and

6 (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Investor’s right to pursue actual damages for the Public Information Failure, and such Investor shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. Publicity. Prior to 9:30 am ET on the business day next following the date on which definitive documentation relating to the Tranche A Facility is finalized (and in any event not later than August 1, 2022; provided that the Company shall be permitted in its sole and absolute discretion to extend such date to August 8, 2022 upon written notice to the Investors), the Company shall file a Current Report on Form 8-K, including the definitive documentation relating to the Tranche A Facility as an exhibit thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Investors that it shall have publicly disclosed all material, non-public information delivered to any of the Investors by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents, including without limitation, the Placement Agent, in connection with the transactions contemplated by the Transaction Documents. The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company. Additionally, after August 1, 2022 (provided that the Company shall be permitted in its sole and absolute discretion to extend such date to August 8, 2022 upon written notice to the Investors), the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Investor shall have consented in writing to the receipt of such information and agreed in writing with the Company to keep such information confidential. The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall not be required to provide such notice unless the Investor shall have consented to being provided with such information in accordance with the provisions of the second preceding sentence. The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company. DIP Financing. The parties hereto agree that in connection with any insolvency proceeding relating to the Company or its Subsidiaries, the Company and its Subsidiaries shall be permitted to incur (a) super priority security interests for a debtor-in-possession financing (of no more than $50 million plus a professional fee carveout) (“DIP Financing”) and (b) DIP Financing (including priming the obligations under the Notes) of no more than $50 million plus a professional fee carveout, so long as, (A) the interest rate, fees, and other terms of the DIP Financing are commercially reasonable under the circumstances as determined by a court of competent jurisdiction, and (B) if the Collateral Trigger Date has occurred, the Investors shall be granted a junior lien on all collateral, including proceeds, that the provider of the DIP Financing receives, subject only to (x) the priority of the lien granted to the provider of the DIP Financing and the First Priority Debt and the professional fee carveout and (y) approval of a court of competent jurisdiction.

7 Entire Agreement. This letter agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof. Acknowledgement. The parties hereto acknowledge that except for the amendments and agreements expressly set forth in this letter agreement, all other terms and conditions of the Notes and other agreements entered into connection therewith shall be unaffected hereby and remain in full force and effect. The parties hereto, to the extent applicable, reaffirm, ratify and confirm their respective obligations, covenants and agreements under the Notes and any such agreements. In the event of any conflict or inconsistency between the provisions of this letter agreement and those contained in the Notes or such other agreements, the provisions of this letter agreement shall govern and control and be binding upon the parties hereto. No reference to this letter agreement need be made in the Notes or other document or instrument making reference to the same. This letter agreement is a Note Document for purposes of the Notes and any other agreements entered into in connection therewith. Counterparts. This letter agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this letter agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. Severability. Whenever possible each provision of this letter agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this letter agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this letter agreement. Governing Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this letter agreement, including its validity, interpretation, construction, performance and enforcement (including any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest). [Remainder of page intentionally left blank; signature page follows]

Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above. FARADAY FUTURE INTELLIGENT ELECTRIC INC. By: Name: Sue Swenson Title: Director Accepted and agreed to: FF AVENTURAS SPV XI, LLC By: Name: Title: FF ADVENTURES SPV XVIII LLC By: Name: Title: FF VENTURES SPV IX LLC By: Name: Title: FF VENTURAS SPV X LLC By: Name: Title: DocuSign Envelope ID: 23F422D3-C68A-49BE-A14D-4A4FD8F970A8

8 Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above. FARADAY FUTURE INTELLIGENT ELECTRIC INC. By: Name: Title: Accepted and agreed to: FF AVENTURAS SPV XI, LLC By: Name: Title: FF ADVENTURES SPV XVIII LLC By: Name: Title: FF VENTURES SPV IX LLC By: Name: Title: FF VENTURAS SPV X LLC By: Name: Title: Antonio Ruiz-Gimenez Managing Partner Antonio Ruiz-Gimenez Managing Partner Antonio Ruiz-Gimenez Managing Partner Antonio Ruiz-Gimenez Managing Partner